                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         Saratoga Beverage Group, Inc.
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


                         Saratoga Beverage Group, Inc.
               ------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fees was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

                         SARATOGA BEVERAGE GROUP, INC.

                                 11 GEYSER ROAD
                           SARATOGA SPRINGS, NY 12866
                                 (518) 584-6363

 ------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
 ------------------------------------------------------------------------------

                         TO BE HELD ON OCTOBER 28, 1998

     Notice is hereby given that the Annual Meeting of Stockholders of Saratoga Beverage Group, Inc. (the "Company") will be held at the Company's headquarters at 11 Geyser Road in Saratoga Springs, New York, on Wednesday, October 28, 1998 at 10 a.m. eastern daylight time.

     The Annual Meeting will be held for the following purposes:

1. Election of Directors. Election of directors of the Company by holders of Class A and Class B Common Stock, voting together as a single class.

2. Approval of 1998 Stock Option Plan. Adoption of the Company's 1998 Stock Option Plan.

3. Other Business. Such other matters as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on August 30, 1998 are entitled to vote at the meeting or any adjournment thereof. Such stockholders may vote in person or by proxy. The stock transfer books of the Company will not be closed.

     We urge you to read the enclosed Proxy Statement carefully so that you may be informed about the business to come before the meeting, or any adjournment thereof. At your earliest convenience, please sign and return the accompanying proxy in the postage-paid envelope furnished for that purpose.

     A copy of our Annual Report for the fiscal year ended December 31, 1997 is enclosed. The Annual Report and the financial statements contained therein are not a part of the proxy soliciting material enclosed with this notice.

                                             By Order of the Board of Directors


                                             Gayle J. Henderson
                                             Secretary

Saratoga Springs, New York
September 25, 1998

     IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                         SARATOGA BEVERAGE GROUP, INC.

                                 11 GEYSER ROAD
                           SARATOGA SPRINGS, NY 12866
                                 (518) 584-6363

                         ------------------------------

                                PROXY STATEMENT
                         ------------------------------

                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 28, 1998

     This Proxy Statement is being furnished to the holders of Class A Common Stock, $.01 par value per share (the "Class A Common Stock"), of Saratoga Beverage Group, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Stockholders to be held at 10 a.m., eastern daylight time, on October 28, 1998, at the Company's headquarters at 11 Geyser Road in Saratoga Springs, New York, and at any adjournment of such meeting. This Proxy Statement is expected to be mailed to stockholders on or about September 25, 1998.

     The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained herein. If no contrary instructions are given, each proxy received will be voted for each of the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.

     Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (11 Geyser Road, Saratoga Springs, New York 12866), (ii) submitting a duly executed proxy bearing a later date, or (iii) by appearing at the Annual Meeting and giving the Secretary written notice of his or her intention to vote in person and to revoke his or her proxy prior to the exercise of the proxy. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Only stockholders of record at the close of business on August 30, 1998 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 2,646,139 shares of the Class A Common Stock issued and outstanding and 522,955 shares of the Class B Common Stock issued and outstanding. Each share of Class A Common Stock is entitled to one vote, and each share of Class B Common Stock is entitled to five votes on all matters properly presented at the Annual Meeting. Abstentions will have the same effect as votes against the proposals. Broker non-votes (i.e., instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy) will be disregarded for the matters described below and will have no effect on the outcome of the votes for such matters. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE MATTERS DESCRIBED BELOW.

     The following table sets forth certain information regarding the beneficial ownership of the Class A Common Stock and Class B Common Stock as of August 30, 1998, by each person who is known by the Company to owned beneficially 5% or more of the Company's outstanding securities. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares reported.

                                       Number of Shares
                                          of Common                   Percentage Beneficially Owned
Name and Stock                        Stock Beneficially            ----------------------------------
Address of                                 Owned At                 Of Shares             Of Voting
Beneficial Owner                        August 30,1998                (1)(2)           Power (1)(2)(3)
-------------------------             ------------------            ------------       ---------------
Anthony Malatino (4)                     399,995 (7)                     12.6%                34.6%

Robin Prever (5)                         242,985 (8)                      7.5%                17.2%

Warren Lichtenstein (6)                  333,000 (9)                     10.4%                 6.3%


(1) Based upon 2,646,139 shares of Class A Common Stock and 522,955 shares of Class B Common Stock outstanding at August 30, 1998.

(2) The information presented with respect to stock ownership and related percentage information is based on Common Stock as a percentage of the aggregate number of shares of Common Stock outstanding, treating the Class A Common Stock and the Class B Common Stock as a single class. The number of shares of Class A Common Stock outstanding does not include (i) 30,000 shares issuable upon exercise of warrants to Global Financial Group, Inc. for acting as placement agent in connection with the offering of a 5% Subordinated Convertible Note, and (ii) shares issuable upon exercise of certain outstanding stock options or reserved for issuance pursuant to the Company's 1993 Stock Option Plan or otherwise.

(3) The Class A Common Stock and the Class B Common Stock are identical, except that the holders of the Class A Common Stock are entitled to one vote per share, whereas the holders of the Class B Common Stock are entitled to five votes per share on all matters submitted for stockholder vote.

(4) The business address of Mr. Malatino is c/o Dean Witter Reynolds, One KeyCorp Plaza, Albany, NY 12207.

(5) The business address of Ms Prever is c/o Saratoga Beverage Group, Inc., 11 Geyser Road, Saratoga Springs, NY 12866.

(6) The business address of Mr. Lichtenstein is c/o Steel Partners, 750 Lexington Avenue, New York, NY 10022.

(7)  Based on an amendment to a Schedule 13D with event date of April 17,
     1998

(8) Includes 65,000 shares of Class A Common Stock issuable upon exercise of certain options that are exercisable within 60 days and excludes 50,000 shares issuable upon options that are not exercisable within 60 days.

(9) Includes 33,000 shares of Class A Common Stock issuable upon exercise of certain options that are exercisable within 60 days and excludes 25,000 shares issuable upon options that are not exercisable within 60 days. Also includes 300,000 shares held by Steel Partners, with which Mr. Lichtenstein is affiliated.

                       PROPOSAL I - ELECTION OF DIRECTORS


     The Company's By-Laws provide that a plurality of the votes cast at the Annual Meeting of stockholders shall elect a Board of Directors, consisting of up to fifteen members. Directors are elected for one-year terms and serve until the next annual meeting of stockholders and until their successors are elected or until their death, resignation or removal. Currently, the Board of Directors has four members. A total of four members will be elected at the Annual Meeting. The nominees for director are Robin Prever, John A. Morabito, Leonard Toboroff and Warren Lichtenstein.

     Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as directors if elected.

     The following table sets forth certain information regarding the nominees for election as a director including the number and percent of shares of the Company's voting securities beneficially owned by such persons as of the Voting Record Date. No nominee for director is related to any other nominee for director or executive officer of the Company by blood, marriage, or adoption, and, except as described below, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The table also sets forth the number of shares of the Company's voting securities beneficially owned by each executive officer of the Corporation and by all directors and executive officers of the Company as a group.

                                                  Number of Shares of           Percentage Beneficially Owned
                                Director of         Common Stock              ---------------------------------
Name and Address of               Company         Beneficially Owned          Of Shares          Of Voting
Officers and Directors             Since            August 30, 1998            (1)(2)          Power (1)(2)(3)
----------------------         -------------   -------------------------      --------         ----------------
Director Nominees

Robin Prever (4)                    1992              242,985 (8)                 7.5%               17.1%

John A. Morabito (5)                1993               15,000 (9)                   *                   *

Leonard Toboroff (6)                1993              120,000 (10)                3.7%                2.2%

Warren Lichtenstein (7)             1994              333,000 (11)               10.4%                6.3%

Other Executive Officers

Adam Madkour (4)                                       46,025 (12)                1.4%                 *

Gayle Henderson (4)                                           (13)                 *                   *

All directors, executive
officers and nominees for
directors as a group (6
persons)                                            1,157,005                    33.6%               58.6%


----------
* Less than 1%

(1) Based upon 2,646,139 shares of Class A Common Stock and 522,955 shares of Class B Common Stock outstanding at August 30, 1998.

(2) The information presented with respect to stock ownership and related percentage information is based on Common Stock as a percentage of the aggregate number of shares of Common Stock outstanding, treating the Class A Common Stock and the Class B Common Stock as a single class. The number of shares of Class A Common Stock outstanding does not include (i) 30,000 shares issuable upon exercise of warrants to Global Financial Group, Inc. for acting as placement agent in connection with the offering of a 5% Subordinated Convertible Note, and (ii) shares issuable upon exercise of certain outstanding stock options or reserved for issuance pursuant to the Company's 1993 Stock Option Plan or otherwise.

(3) The Class A Common Stock and the Class B Common Stock are identical, except that the holders of the Class A Common Stock are entitled to one vote per share, whereas the holders of the Class B Common Stock are entitled to five votes per share on all matters submitted for stockholder vote.

(4) The business address of Ms. Prever, Mr. Madkour and Ms. Henderson is c/o Saratoga Beverage Group, Inc., 11 Geyser Road, Saratoga Springs, NY 12866.

(5) The business address of Mr. Morabito is 1937 Fields Pond Drive, Marietta, GA 30068.

(6) The business address of Mr. Toboroff is c/o Riddell Sports, 900 Third Avenue, New York, NY 10022.

(7) The business address of Mr. Lichtenstein is c/o Steel Partners, 750 Lexington Avenue, New York, NY 10022.

(8) Includes 65,000 shares of Class A Common Stock issuable upon exercise of certain options that are exercisable within 60 days and excludes 50,000 shares issuable upon options that are not exercisable within 60 days.

(9) Includes 15,000 shares of Class A Common Stock issuable upon exercise of certain options that are exercisable within 60 days and excludes 5,000 shares issuable upon options that are not exercisable within 60 days.

(10) Includes 120,000 shares of Class A Common Stock issuable upon exercise of certain options that are exercisable within 60 days and excludes 50,000 shares issuable upon options that are not exercisable within 60 days.

(11) Includes 33,000 shares of Class A Common Stock issuable upon exercise of certain options that are exercisable within 60 days and excludes 25,000 shares issuable upon options that are not exercisable within 60 days. Also includes 300,000 shares held by Steel Partners, with which Mr. Lichtenstein is affiliated.

(12) Includes 46,000 shares of Class A Common Stock issuable upon exercise of certain options that are exercisable within 60 days and excludes 25,000 shares issuable upon options that are not exercisable within 60 days.

(13) Includes 0 shares of Class A Common Stock issuable upon exercise of certain options that are exercisable within 60 days and excludes 5,000 shares issuable upon options that are not exercisable within 60 days.


         Ms. Prever (age 38) has been the chief executive officer and a director of the Company since its inception in April 1992. Ms. Prever was the president of the Company from its inception until April 1993. Ms. Prever was a vice president of Gabelli Asset Management Company ("GAMCO"), an investment advisory firm, where she was employed from 1986 to 1993. Ms. Prever is an attorney and has been a member of the bar in the State of Florida since 1985.

         Mr. Morabito (age 39), a director of the Company since June 1993, is division manager for Remy Amerique and was previously regional manager for Boston Beer Company. Prior to this, Mr. Morabito was the director of sales development for United Distillers Glenmore, Inc. since 1989. From 1986 through 1989, Mr. Morabito was a regional manager for Brown-Foreman Beverage Company and from 1983 through 1986 Mr. Morabito was a regional manager for Joseph Victori Wine Company. Prior to that time, Mr. Morabito was employed by each of Foreman Brothers Incorporated and D. Bertoline and Sons as a sales representative.

         Mr. Toboroff (age 65) has been a director of the Company since June 1993 and was elected chairman of the board of directors on December 12, 1995. Mr. Toboroff has been vice president and vice chairman of the board of Allis-Chalmers Corp. since May 1988. Mr. Toboroff has been a practicing attorney since 1961 and from January 1, 1988 to December 31, 1990 was counsel to Summit Solomon & Feldesman in New York City. Mr. Toboroff has been a director of Ameriscribe, Inc. since August 1987 and was the chairman and chief executive officer thereof from December 1987 to May 1988. Mr. Toboroff was a director from May 1982 through September 1988, chairman and chief executive officer in June 1982 and vice chairman from June 1982 through September 1988 of American Bakeries Company. Mr. Toboroff is also an executive vice president and a director of Riddell Sports, Inc. Mr. Toboroff is a director of Banner Industries and Engex Corporation.

         Mr. Lichtenstein (age 32) has served on the board of directors since June 1994. Mr. Lichtenstein has been with Steel Partners since 1990. Prior thereto, Mr. Lichenstein was with Ballantrae, a private investment firm, for two years. Mr. Lichtenstein serves as a director of SL Industries, Inc., Synercom Technology Inc. and Gateway Communications, Inc.

         Mr. Madkour (age 46) joined the Company in September 1993 as the chief operating officer. Mr. Madkour was general manager of manufacturing for the Deer Park Division of Clorox Inc. since 1987, and is an electrical engineer.

         Ms. Henderson (age 51) has been the chief financial officer of the Company since November 15, 1997. Ms. Henderson, who is a New York State Certified Public Accountant, brings several years of financial management experience from the food manufacturing industry. Ms. Henderson was a member of the financial management group for the Charles Freihofer Baking Company, Inc., a division of Best Foods.

     THE DIRECTORS SHALL BE ELECTED UPON RECEIPT OF A PLURALITY OF ALL VOTES CAST BY HOLDERS OF CLASS A AND CLASS B COMMON STOCK AT THE ANNUAL STOCKHOLDERS MEETING.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended December 31, 1997, the Board of Directors of the company met five times in addition to taking a number of actions by unanimous written consent. During fiscal year 1997, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he or she served.

     The Company's Audit Committee is responsible for recommending the appointment of the Company's independent accountants, meeting with the independent accountants to outline the scope and review the results of the annual audit, and reviewing the systems of internal control and audit reports. The current members of the Audit Committee are directors Prever, Morabito and Toboroff, with Mr. Toboroff serving as chairman. The Audit Committee met two times during the year ended December 31, 1997.

         The Compensation Committee of the Board of Directors recommends employee compensation, benefits and personnel policies to the Board of Directors and established for Board approval salary and cash bonuses for senior officers. Mr. Toboroff and Mr. Lichtenstein are the current members of the Compensation Committee. The Compensation Committee held two meetings in 1997.

         The Stock Option Committee administers the Company's 1993 Stock Option Plan and will administer the 1998 Stock Option Plan if it is adopted at the Annual Meeting. See "Proposal II--Adoption of 1998 Stock Option Plan." The current members of the Stock Option Committee are directors Morabito, Toboroff, and Lichtenstein. The Stock Option Committee held one meeting in 1997.


MANAGEMENT REMUNERATION

     The following table sets forth the compensation paid or accrued during the fiscal years ended December 31, 1997, 1996 and 1995 for services rendered during such period by the chief executive officer and the chief operating officer.

No other executive officer of the Company received aggregate compensation from the Company exceeding $100,000 during the Company's fiscal year ended December 31, 1997.

                                                        Annual Compensation                         Long-term Compensation
       Name and Principal Position          Year        Salary ($)           Bonus ($)            Options - (#) of shares
       ---------------------------          ----        ----------           ---------            -----------------------
    Robin Prever, President                 1997            125,000              0                           0
        and Chief Executive Officer         1996            125,000              0                       (1)15,000
                                            1995            108,173              0                           0

    Adam Madkour, Chief                     1997            100,000            5,600                         0
        Operating Officer                   1996             90,000              0                           0
                                            1995             84,500              0                           0


(1) Represents compensation for a voluntary salary reduction in 1994.


Employment Agreements

         In June 1993, the Company entered into an employment agreement with Ms. Prever, its president and chief executive officer, providing for annual compensation of $125,000. The agreement has been extended through June 1999. The agreement also provides for payment of an annual bonus at the sole discretion of the Board of Directors, with a minimum bonus each year equal to 5% of the Company's pre-tax profit in each contract year. In addition, the agreement includes certain insurance and severance benefits. The Company is negotiating a new employment agreement with Ms. Prever.

Stock Options

         The Company did not grant any stock options to Ms. Prever or Mr. Madkour during the Company's fiscal year ended December 31, 1997.


Stock Option Holdings

         The following table sets forth information with respect to Robin Prever and Adam Madkour concerning the unexercised stock options held as of the end of the last fiscal year. Neither Ms. Prever nor Mr. Madkour exercised stock options during the Company's fiscal year ended December 31, 1997.

                                          FISCAL YEAR-ENDED OPTION VALUES

                         NUMBER OF UNEXERCISED                                     VALUE OF UNEXERCISED IN-THE-
                               OPTIONS                                                   MONEY OPTIONS AT
                          AT DECEMBER 31, 1997                                         DECEMBER 31, 1997 (1)
                  --------------------------------------                     ---------------------------------------
Name               Exercisable         Unexercisable                          Exercisable         Unexercisable

Robin
Prever                  165,000               --                                      --                  --

Adam
Madkour                  21,000               --                                      --                  --

(1) No options were in the money at December 31, 1997. The closing stock price at December 31, 1997 was $2.125.

1993 Stock Option Plan

     In June 1993, the Board of Directors of the Company approved the adoption of the Saratoga Spring Water Company 1993 Stock Option Plan (the "1993 Stock Option Plan"). The 1993 Stock Option Plan originally provided for the issuance of options covering up to 466,000 shares of Class A common stock (subject to adjustments in the event of stock splits, stock dividends and similar dilutive events) and Stock Appreciation Rights in tandem with options. Generally, Stock Appreciation Rights will be subject to the same terms and conditions as options. Options may be granted under the 1993 Stock Option Plan to employees, officers or directors of, and consultants and advisors to, the Company.

     On December 12, 1995 the shareholders of the Company approved an amendment to the Company's 1993 Stock Option Plan increasing the number of shares available for issuance from 466,000 to 616,000.

     Options granted to employees may either be incentive stock options (as defined in the Internal Revenue Code of 1986, as amended) or non qualified stock options. The purchase price of the Class A common stock made subject to an option shall be determined by the Compensation Committee at the time of grant, provided that the purchase price of incentive stock options may not be less than the fair market value of the Company's Class A common stock on the date of grant. Subject to the foregoing, the terms of each option and the increments in which it is exercisable are determined by the Compensation Committee, provided that no option may be exercised after ten years and one day from the date of grant (ten years in the case of an incentive stock option). To the extent that the aggregate fair market value, as of the date of grant, of the shares for which incentive stock options become exercisable for the first time by an optionee during any calendar year exceeds $100,000, the portion of such option which is in excess of the $100,000 limitation will be treated as a non qualified stock option. In addition, if an optionee owns more than 10% of the total voting power of all classes of the Company's stock at the time the individual is granted an incentive stock option, the purchase price per share cannot be less than 110% of the fair market value on the date of grant and the term of the incentive stock option cannot exceed five years from the date of grant.

     Furthermore, under the 1993 Stock Option Plan, directors who are not also employees of the Company receive an Option ("Initial Option") to purchase 2,000 shares of Class A common stock upon their initial election to the Board of Directors, exercisable at the fair market value on the date of grant. On June 23, 1993, each person who was then a non-employee director received 2,000 options ("IPO Options"), at an exercise price of $5.00 per share. These options are exercisable as to 33 1/3% of the shares subject thereto on the date of grant, and as to 33 1/3% on each of the following two anniversaries of such date of grant. In addition, on the date of each annual meeting of stockholders held subsequent to January 1, 1994, each qualified director will automatically receive options ("Annual Options") to purchase 2,000 shares of Class A common stock exercisable 50% per year over a period of two years beginning on the date of grant, at the fair market value of the Class A common stock on the date of grant.

     Generally, options granted to directors under the 1993 Stock Option Plan will terminate three months after the date of the director's termination, resignation or retirement from the Board of Directors of the Company, but in no event after the option has expired by its terms. If any option granted under the 1993 Stock Option Plan should expire or become unexercisable for any reason without having been exercised in full, the unpurchased shares will become available for further grant under the 1993 Stock Option Plan.

     In January 1998, the Board voted to approve the grants of the following options to directors and executive officers of the Company: Ms. Prever, 100,000 options; Mr. Toboroff, 100,000 options; Mr. Lichtenstein, 50,000 options; Mr. Madkour, 50,000 options; and Mr. Morabito, 10,000 options. All such options bear an exercise price of $2.25 per share, vest according to the provisions of the 1993 Stock Option Plan and have a term of ten years, except that the options granted to Ms. Prever have a term of five years.

     During 1997, 65,423 stock options were granted, 41,834 were exercised, and 57,756 were canceled. The Company did not grant stock appreciation rights.

     If the Company's 1998 Stock Option Plan is approved by the stockholders, all options outstanding under the 1993 Stock Option Plan will remain in effect in accordance with their terms, and options granted thereafter may be granted under either plan, and will be subject to all terms and conditions under the plan under which such options were granted; provided, however, that no options shall be granted to non-employee directors under the 1993 Stock Option Plan once the 1998 Stock Option Plan is approved. "See Proposal II--Adoption of 1998 Stock Option Plan."

Director Compensation

     All non-employee directors are reimbursed for reasonable expenses incurred in connection with attending meetings of the Board of Directors. Directors of the Company are also entitled to participate in the 1993 Stock Option Plan. On the date of each Annual Meeting of the Company's stockholders, each director has been granted options to purchase 2,000 shares of Class A common stock. If the Company's 1998 Stock Option Plan is approved by the stockholders, no options shall be granted to non-employee directors under the 1993 Stock Option Plan in the future, but 5,000 options will be granted to non-employee directors on January 1st of each year of service on the Board of Directors under the 1998 Stock Option Plan. Beginning July 1, 1998, each non-employee director will receive $1,000 for each quarterly meeting attended. Prior to July 1, 1998, no cash remuneration was received by non-emloyee directors for attendance at quarterly meetings.

CERTAIN TRANSACTIONS WITH MANAGEMENT AND STOCKHOLDERS

     At June 30, 1998, the Company's cash, cash equivalents, and short term investment balance includes approximately $2,047,000 with Dean Witter Reynolds, Inc. A principal stockholder of the Company is an officer of Dean Witter Reynolds, Inc.

               PROPOSAL II -- ADOPTION OF 1998 STOCK OPTION PLAN

     Since the Company's initial public offering in June 1993, the Company has granted stock options to employees, directors and others pursuant to the 1993 Stock Option Plan. The Board believes that the 1993 Stock Option Plan is no longer appropriate to satisfy fully the Company's needs, and on August 7, 1998, approved the 1998 Stock Option Plan, subject to approval of the 1998 Stock Option Plan by the Company's stockholders. The purposes of the 1998 Stock Option Plan are to encourage selected employees and directors of the Company (together with any successor thereto, the "Company"), or any present or future Subsidiary Corporation (as defined below) of the Company to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of its stockholders, and to enhance the ability of the Company to attract and retain qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.

     The following summary of the 1998 Stock Option Plan is qualified in its entirety by reference to the terms of the 1998 Stock Option Plan, a copy of which is included herewith as Exhibit A.

     General. The 1998 Stock Option Plan provides for the issuance of options covering up to 900,000 shares of Class A Common Stock or Class B Common Stock (collectively "Shares") (subject to adjustments in the event of stock splits, stock dividends and similar dilutive events). Options may be granted under the 1998 Stock Option Plan to employees, officers or directors of the Company. The 1998 Stock Option Plan will be administered by the Stock Option Committee of the Board (the "Committee").

     Options granted to employees may either be incentive stock options (as defined in the Internal Revenue Code of 1986, as amended) ("ISOs") or non-qualified stock options ("NQSOs"). The purchase price of Shares made subject to an option shall be determined by the Stock Option Committee at the time of grant, provided that the purchase price of ISOs may not be, and the price of NQSOs generally will not be, less than the fair market value of the Class A Common Stock on the date of grant. Subject to the foregoing, the terms of each option and the increments in which it is exercisable are determined by the Stock Option Committee, which will generally provide that no option may be exercised after ten years from the date of grant. If an optionee owns more than 10% of the total voting power of all classes of the Company's stock at the time the individual is granted an ISO, the purchase price per share cannot be less than 110% of the fair market value on the date of grant and the term of the ISO cannot exceed five years from the date of grant.

      To date, no options have been granted under the 1998 Stock Option Plan. As discussed below, if the stockholders of the Company adopt the 1998 Stock Option Plan, the Company will also retain the Company's 1993 Stock Option Plan.

      The Company currently has one other outstanding option plan, the 1993 Stock Option Plan, pursuant to which approximately 61,500 shares of Class A Common Stock remain available for issuance under the 1993 Plan as of August 30, 1998. If the Stockholders fail to approve the adoption of the 1998 Stock Option Plan, stock option grants will continue to be made under the 1993 Stock Option Plan and otherwise.

      Eligibility and Extent of Participation. Non-employee directors and key employees (defined as full-time employees) of the Company or any future Subsidiary Corporation (as defined in the 1998 Stock Option Plan) of the Company are eligible to participate in the 1998 Stock Option Plan; provided, however, that ISOs may only be granted to employees of the Company or a Subsidiary Corporation. Approximately 30 persons are initially expected to participate in the 1998 Stock Option Plan, including all of the directors of the Company.

      Stock Subject to 1998 Plan. The Company has authorized and reserved for issuance upon the exercise of options pursuant to the 1998 Plan 900,000 Shares (subject to adjustment for stock dividends, stock splits and similar changes in the Company's capitalization). An option may by designated as an ISO or an NQSO. Any one optionee may not be granted options to purchase in excess of 300,000 Shares during any fiscal year of the Company; provided, however, that the Committee may adopt procedures for the counting of shares relating to any grant of options to ensure appropriate counting, avoid double counting and provide for adjustments in any case in which the number of shares actually distributed differs from the number of shares previously counted in connection with such grant; provided further, however, that the options granted under the 1993 Plan shall not be treated as outstanding. On September 15,1998, the closing price of the Class A Common Stock was $2.50 per share. The authorized number of shares of Common Stock under the 1998 Stock Option Plan represents 28.4% of the Company's outstanding shares of Common Stock as of August 30, 1998.

      Grant of Options. Subject to the terms of the 1998 Stock Option Plan and applicable law, the Committee shall have full power and authority to: designate participants; determine the type or types of options to be granted to each participant under the 1998 Stock Option Plan; determine the number of Shares to be covered by options; determine the terms and conditions of any option; determine whether, to what extent, and under what circumstances options may be settled or exercised in cash, Shares, other options or property, or canceled, or suspended; interpret and administer the 1998 Stock Option Plan and any instruments or agreements relating to, or options granted under, the 1998 Stock Option Plan; establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the 1998 Plan; and make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the 1998 Plan. Unless otherwise expressly provided in the 1998 Stock Option Plan, all designations, determinations, interpretations and other decisions under or with respect to the 1998 Stock Option Plan, or any option shall be within the sole discretion of the Committee and shall be final, conclusive and binding upon all persons.

      Adjustment of Options. In the event that the Committee shall determine that any change in the corporate capitalization, such as a dividend or other distribution of Shares or a corporate transaction, such as a merger, consolidation, reorganization or partial or complete liquidation of the Company or other similar corporate transactions or event, affects the Shares such that the adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 1998 Stock Option Plan, then the Committee shall, in such manner as it may deem necessary to prevent dilution or enlargement of the benefits or potential benefits intended to be made under the 1998 Stock Option Plan, adjust any or all of (x) the number and type of Shares which thereafter may be made the subject of options, (y) the number and type of Shares subject to outstanding options, and (z) the grant, purchase, or exercise price with respect to any option or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding option; provided, however, in each case that (i) with respect to ISOs no such adjustment shall be authorized to the extent that such adjustment would cause the 1998 Stock Option Plan to violate Code Section 422 or any successor provision thereto; (ii) such adjustment shall be made in such manner as not to adversely affect the status of any option as "performance based compensation" under Code Section 162(m); and (iii) the number of Shares subject to any option shall always be a whole number.

      Transfer of Options. Subject to the Code Section 422, no option and no right under any such option, shall be assignable, alienable, saleable, or transferable by a participant otherwise than by will or by the laws of decent and distribution, and such option, and each right under any such option, shall be exercisable during the participant's lifetime, only by the participant or, if permissible under applicable law (including Code Section 422, in the case of an ISO), by the participant's guardian or legal representative. No option and no right under any such option may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company. Notwithstanding the foregoing, the Committee may, in its discretion, provide that NQSOs be transferable, without consideration, to immediate family members (i.e., children, grandchildren, or spouse), to trust for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach such terms and conditions as it deems advisable to any such transferability right. In addition, a participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the participant, and to receive any distribution, with respect to any option upon the death of the participant. A beneficiary, guardian, legal representative or other person claiming any rights under the 1998 Stock Option Plan and any option agreement applicable to such participant, except as otherwise determined by the Committee, and to any additional restriction deemed necessary or appropriate by the Committee.

      No employee shall have any claim to be granted any option under the 1998 Stock Option Plan, and there is no obligation for uniformity of treatment of employees or holders or beneficiaries of options under the 1998 Stock Option Plan. The terms and conditions of options need not be the same with respect to each recipient. The grant of an option shall not be construed as giving a participant the right to be retained in the employ of the Company or any Subsidiary Corporation. Further, the Company may at any time dismiss a participant from employment, free from any liability or any claim under the 1998 Stock Option Plan, unless otherwise expressly provided in the 1998 Stock Option Plan or in any option agreement.

      Exercise of Options. The Committee shall determine the time or times at which the right to exercise an option may vest in whole or in part, and the method or methods by which, and the form or forms in which, payment of the option price with respect to exercise of such option may be made or deemed to have been made (including, without limitation, (i) cash, Shares, outstanding options or other consideration, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant option price and (ii) a broker-assisted cashless exercise program established by the Committee), provided in each case that such methods avoid "short-swing" profits to the participant under Section 16(b) of the Exchange Act. The payment of the exercise price of an option may be made in a single payment or transfer in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Upon the exercise of an option, the holder shall pay to the Company the exercise price plus the amount of the required federal and state withholding taxes, if any. The 1998 Stock Option Plan also allows participants to elect to have shares withheld upon exercise for the payment of federal and state withholding taxes.

      Amendment or Termination of the 1998 Plan. The 1998 Stock Option Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board of Directors, but no amendment without the approval of the stockholders of the Company shall be made if such amendment would be required under Code Section 162(m) or 422, Rule 16b-3 or any other law or rule of any governmental authority, stock exchange or other self-regulatory organization to which the Company may then be subject. Neither the amendment, suspension nor termination of the 1998 Stock Option Plan shall, without the consent of the holder of an option, alter or impair any rights or obligation under any option theretofore granted. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the 1998 Stock Option Plan or any option in the manner and to the extent it shall deem necessary to effectuate the 1998 Stock Option Plan.

     Grants to Non-Employee Directors. Furthermore, under the 1998 Stock Option Plan, directors who are not also employees of the Company receive a NQSO to purchase 5,000 Shares on January 1 of each year of service on the Board. All such options granted to directors will (a) bear an exercise price per share equal to 100% of the fair market value of a share of Class A Common Stock on the date of the grant; (b) have a term of ten years from the date of grant; (c) terminate three months following termination of service as a director of the Company for any reason other than for cause, or immediately upon termination of service as a director for cause, but in no event after the option has expired by its terms.

      Federal Income Tax Consequences. The following discussion of the federal income tax consequences of the granting and exercise of options under the 1998 Stock Option Plan, and the sale of Shares acquired as a result thereof, is based on an analysis of the Code as in effect on the date hereof, existing laws, judicial decisions and administrative rulings and regulations, all of which are subject to change. In addition to being subject to the federal income tax consequences described below, an optionee may also be subject to state and/or local income tax consequences in the jurisdiction in which he or she works and/or resides. Each optionee should consult his or her personal tax advisor to determine the taxes applicable to the issuance, exercise and sale of options.

                 NQSOs. No income will be recognized by an optionee at the time an NQSO is granted. Ordinary income generally will be recognized by an optionee at the time an NQSO is exercised, in an amount equal to the excess of the fair market value of the Shares (without regard to any restrictions) on the exercise date of the Shares issued to the optionee over the exercise price. This ordinary income will also constitute wages subject to the withholding of income tax, and the Company will be required to make whatever arrangements are necessary to ensure that the proper amount required to be withheld is available for withholding, in cash. An optionee's holding period with respect to the Shares acquired will begin on the date of exercise of the NQSO.

                 The tax basis of the stock acquired upon the exercise of an NQSO will be equal to the sum of (a) the exercise price of such NQSO and (b) the amount included in income on the exercise of such NQSO. Gain or loss on a subsequent sale or other disposition of the stock will be measured by the difference between the amount realized on the disposition and the tax basis of such shares. Such gain or loss will be capital gain or loss assuming that the stock is held as a capital asset (i.e., generally for investment purposes) and any such captial gain or loss will be long-term capital gain or loss if the shares are held for more than one year.

                 If the optionee is permitted to, and does, make the required payment of the option price by delivering Shares, the optionee generally will not recognize any gain as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his or her basis in the new shares received. In such a case, an optionee's holding period in the shares received will be determined by reference to his or her holding period in the Shares exchanged therefor.

                 An optionee should be aware that if he or she is permitted to, and does, transfer an NQSO in a non-arm's length transaction, the optionee and not the transferee of the option will be subject to tax on the compensation income attributable upon the exercise of the option under the rules described above.

                 The Company will generally be entitled to a deduction for federal income tax purposes in the same amount and at the same time as the amount included in income by the optionee with respect to his or her NQSO. The deduction will be allowed for the taxable year of the Company within which the taxable year of the optionee in which such ordinary income is recognized by the optionee ends.

                 ISOs. In general, neither the grant nor the exercise of an ISO will result in taxable income to an optionee or a deduction to the Company. Unless there is a disqualifying disposition of the stock received pursuant to the exercise of an ISO (see below) and unless such disqualifying disposition occurs in the same year as the year of exercise of such ISO, the exercise of an ISO will give rise to income includible by the optionee for purposes of the alternative minimum tax in an amount equal to the excess of the fair market value of the Shares acquired upon the exercise of the ISO over the exercise price.

                 The sale or exchange of Shares received pursuant to the exercise of an ISO after the expiration of the applicable holding period discussed below will result in the entire gain (based upon the excess between the amount realized upon sale or exchange over the exercise price) being treated as long-term capital gain or loss to an optionee and will not result in a tax deduction to the Company. To receive ISO treatment as to the stock acquired upon exercise of an ISO, an optionee must neither dispose of such stock within two years after such ISO is granted or within one year after the exercise of such ISO. In addition, an optionee generally must be an employee of the Company (or of a Subsidiary Corporation) at all times between the date of grant and the date three months before exercise of such ISO.

                 If an optionee sells or exchanges the shares prior to the expiration of the holding period set forth above (a "disqualifying disposition"), such optionee will realize ordinary compensation income in the amount equal to the difference between the exercise price and the fair market value on the date of exercise. The compensation income will be added to such optionee's basis for purposes of determining the gain on the sale of the shares. Such gain will be capital gain if the shares are held as capital assets (i.e., generally for investment purposes). If the application of the above-described rule would result in a loss to the optionee, the compensation income required to be recognized thereby would be limited to the excess, if any, of the amount realized on the sale over the basis of the shares sold. If an optionee disposes of shares obtained upon exercise of an ISO prior to the expiration of the holding period described above, the Company will be entitled to a deduction in the amount and at the same time as the compensation income is realized by the optionee as a result of the disqualifying disposition, subject to the Company satisfying its withholding and/or reporting obligation.

                 If an optionee is permitted to, and does, make the required payment of the option price by delivering Shares, the optionee generally will not recognize any gain as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his basis in the new shares received. However, the use by an optionee of Shares previously acquired pursuant to the exercise of an ISO to exercise an ISO will be treated as a taxable disposition if the transferred shares have not been held by the optionee for the requisite holding period described above.

                 Code Section 162(m). Code Section 162(m) generally limits the annual deduction available to a publicly held corporation for applicable remuneration paid to its chief executive officer and certain other highly compensated individuals to $1,000,000. The Company believes that options granted pursuant to the 1998 Stock Option Plan will satisfy certain requirements contained in Code
           Section 162(m) so that the compensation element of such options will qualify for the exemption from the deduction limitation of Code
           Section 162(m) for "performance-based compensation."

     Other. If any options granted under the 1998 Stock Option Plan should expire or become unexercisable for any reason without having been exercised in full, the unpurchased shares will become available for further grant under the 1998 Stock Option Plan.

     The 1998 Stock Option Plan will become effective as of November 1, 1998, if approved by the stockholders prior to such date, and will continue until the earliest of (i) the date on which all options issuable thereunder have been issued, (ii) termination of the Plan by the Board or (iii) August 6, 2008.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL AND ADOPTION OF THE 1998 STOCK OPTION PLAN.

     ADOPTION OF THE 1998 STOCK OPTION PLAN REQUIRES THAT THE VOTES CAST (IN PERSON OR BY PROXY) AT THE ANNUAL MEETING OR AT ANY ADJOURNMENT THEREOF IN FAVOR OF ADOPTION EXCEED THOSE CAST AGAINST.

                             STOCKHOLDER PROPOSALS

     Any proposal that a stockholder wishes to have presented at the next Annual Meeting of the Company must be received at the main office of the company for inclusion in the proxy statement no later than 120 days in advance of October 28, 1999. Any such proposal such be sent to the attention of the Secretary of the Company at 11 Geyser Road, Saratoga Springs, New York 12866 by certified mail, returned receipt requested. A proxy will confer discretionary authority to management of the Company to vote on any matter for which the Company received notice by a Stockholder prior to August 11, 1999; provided however, that if the next Annual Meeting is held prior to September 28, 1998 the Company will notify Stockholders of a revised date for submitting notice to the Company.

                  FILINGS UNDER SECTION 16(A) OF THE 1934 ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's officers and directors and persons who own more than 10% of the Company's Class A Common Stock (collectively, the "Reporting Person") file initial reports of beneficial ownership and reports of changes in beneficial ownership with the Securities and Exchange Commission (the "SEC"). Reporting Persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms received by the Company, and/or written representations from certain Reporting Persons that no Forms 5 were required for those persons, the Company believes that during the fiscal year ended December 31, 1998, all filing requirements applicable all Reporting Persons with respect to Section 16(a) of the 1934 Act were complied with.

                                 OTHER MATTERS

      A representative of PricewaterhouseCoopers, LLP, the Company's independent auditors, will be present at the Annual Meeting to respond to appropriate questions and to make statements as he may desire.

     Upon the written request of any stockholder, management will provide, free of charge, a copy of the Company's Annual Report in Form 10-KSB for the fiscal year ended December 31, 1997, including financial statements and exhibits thereto. Requests should be directed to Secretary, Saratoga Beverage Group, Inc., 11 Geyser Road, Saratoga Springs, NY 12866.

     Management is not aware of any business to come before the Annual Meeting other than those matters described in the Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the Class A Common Stock. In addition to solicitation by mail, directors, officers, and employees of the Company may solicit proxies personally or by telephone without additional compensation.

     It is important that your shares by represented at the Annual Meeting. If you are unable to be present at the Annual Meeting in person, you are respectfully requested to complete, date and sign the proxy and return it promptly in the enclosed return envelope.

     Insofar as any of the information in the Proxy Statement may rest peculiarly within the knowledge of persons other than the Company, the Company relies upon information furnished by others for the accuracy and completeness thereof.


                                     By Order of the Board of Directors



                                     Robin Prever, President
                                     and Chief Executive Officer

September 25,1998

EXHIBIT A

                         SARATOGA BEVERAGE GROUP, INC.
                             1998 STOCK OPTION PLAN

SECTION 1. PURPOSE

           The purposes of this Saratoga Beverage Group, Inc. 1998 Stock Option Plan (the "Plan") are to encourage selected employees and directors of Saratoga Beverage Group, Inc., a Delaware corporation (together with any successor thereto, the "Company"), or any present or future Subsidiary Corporation (as defined below) of the Company to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of its stockholders, and to enhance the ability of the Company to attract and retain qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.

SECTION 2. DEFINITIONS

           As used in the Plan, the following terms shall have the meanings set forth below:

           (a) "Board" shall mean the Board of Directors of the Company.

           (b) "Class A Shares" shall mean the Class A common stock of the Company, $.01 par value, and such other securities or property as may become the subject of Options pursuant to an adjustment made under Section 4(b) of the Plan.

           (c) "Class B Shares" shall mean the Class B common stock of the Company, $.01 par value (which Class B Shares are convertible into Class A Shares on a one-for-one basis), and such other securities or property as may become the subject of Options pursuant to an adjustment made under
     Section 4(b) of the Plan.

           (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

           (e) "Committee" shall mean a committee of the Board designated by the Board to administer the Plan and composed of not less than two (2) directors.

           (f) "Fair Market Value" shall mean, with respect to Shares or other securities, the fair market value of the Shares or other securities determined by such methods or procedures as shall be established from time to time by the Committee in good faith or in accordance with applicable law. Unless otherwise determined by the Committee, the Fair Market Value of Shares shall mean (i) the closing price per Share of the Class A Shares on the principal exchange on which the Class A Shares are then trading, if any, on such date, or, if the Class A Shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or
     (ii) if the Class A Shares are not traded on an exchange but are quoted on the NASDAQ Stock Market or a successor quotation system, (1) the last sales price (if the Class A Shares are then listed as a National Market Issue on the NASDAQ Stock Market) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Class A Shares on such date as reported by the NASDAQ Stock Market or such successor quotation system; or (iii) if the Class A Shares are not publicly traded on an exchange and not quoted on the NASDAQ Stock Market or a successor quotation system, the mean between the closing bid and asked prices for the Class A Shares on such date as determined in good faith by the Committee.

           (g) "Incentive Stock Option" shall mean an option granted under the Plan that is designated as an incentive stock option within the meaning of
     Section 422 of the Code or any successor provision thereto.

           (h) "Independent Director" shall mean each member of the Board who is not an employee of the Company or any Subsidiary Corporation of the Company.

           (i) "Key Employee" shall mean any officer, director or other employee who is a regular full-time employee of the Company or its present and future Subsidiary Corporations.

           (j) "Non-Qualified Stock Option" shall mean an Option granted under the Plan that is not designated as an Incentive Stock Option.

           (k) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

           (l) "Option Agreement" shall mean a written agreement, contract or other instrument or document evidencing an Option granted under the Plan.

           (m) "Participant" shall mean a Key Employee or Independent Director who has been granted an Option under the Plan.

           (n) "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization or government or political subdivision thereof.

           (o) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation thereto.

           (p) "Shares" shall mean the Class A Shares and the Class B Shares.

           (q) "Subsidiary Corporation" shall have the meaning ascribed thereto in Code Section 424(f).

           (r) "Ten Percent Stockholder" shall mean a Person, who together with his or her spouse, children and trusts and custodial accounts for their benefit, immediately at the time of the grant of an Option and assuming its immediate exercise, would beneficially own, within the meaning of
     Section 424(d) of the Code, Shares possessing more than ten percent (10%) of the total combined voting power of all of the outstanding capital stock of the Company or any Subsidiary Corporation of the Company.

SECTION 3. ADMINISTRATION

           (a) Generally. The Plan shall be administered by the Committee. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Option shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including the Company, any Participant, any holder or beneficiary of any Option, any stockholder of the Company and any employee of the Company.

           (b) Powers. Subject to the terms of the Plan and applicable law and except as provided in Section 7 hereof, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Options to be granted to each Participant under the Plan;
     (iii) determine the number of Shares to be covered by Options; (iv) determine the terms and conditions of any Option; (v) determine whether, to what extent, and under what circumstances Options may be settled or exercised in cash, Shares, other Options, or other property, or canceled, forfeited, or suspended, and the method or methods by which Options may be settled, exercised, canceled, forfeited, or suspended; (vi) interpret and administer the Plan and any instruments or agreements relating to, or Options granted under, the Plan; (vii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

SECTION 4. SHARES AVAILABLE FOR OPTIONS

           (a) Shares Available. Subject to adjustment as provided in Section 4(b):

              (i) Limitation on Number of Shares. Options issuable under the Plan are limited such that the maximum aggregate number of Shares which may be issued pursuant to, or by reason of, Options is 900,000. Further, no Participant shall be granted Options to purchase more than 300,000 Shares in any one fiscal year; provided, however, that the Committee may adopt procedures for the counting of Shares relating to any grant of Options to ensure appropriate counting, avoid double counting, and provide for adjustments in any case in which the number of Shares actually distributed differs from the number of Shares previously counted in connection with such grant; provided further, however, that the options granted under the Company's 1993 Stock Option Plan shall not be treated as outstanding. To the extent that an Option granted to a (A) Key Employee or
     (B) an Independent Director ceases to remain outstanding by reason of termination of rights granted thereunder, forfeiture or otherwise, the Shares subject to such Option shall again become available for award under the Plan to (x) Key Employees and (y) Independent Directors, respectively.

              (ii) Sources of Shares Deliverable Under Options. Any Shares delivered pursuant to an Option may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

              (iii) Options to Purchase Class B Shares. Options to purchase Class B Shares may be granted only to those Participants who are eligible to receive Class B Shares under the Company's Certificate of Incorporation in effect on the date of grant of any Option. While any Class B Shares underlying Options shall not be registrable under the Securities Act of 1933, as amended, the Class A Shares into which the Class B Shares are convertible shall be registrable under the Securities Act.

           (b) Adjustments. In the event that the Committee shall determine that any change in corporate capitalization, such as a dividend or other distribution of Shares, or a corporate transaction, such as a merger, consolidation, reorganization or partial or complete liquidation of the Company or other similar corporate transaction or event, affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem necessary to prevent dilution or enlargement of the benefits or potential benefits intended to be made under the Plan, adjust any or all of (x) the number and type of Shares which thereafter may be made the subject of Options, (y) the number and type of Shares subject to outstanding Options, and (z) the grant, purchase, or exercise price with respect to any Option or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Option; provided, however, in each case, that (i) with respect to Incentive Stock Options no such adjustment shall be authorized to the extent that such adjustment would cause the Plan to violate Section 422 of the Code or any successor provision thereto; (ii) such adjustment shall be made in such manner as not to adversely affect the status of any Option as "performance-based compensation" under Section 162(m) of the Code; and
     (iii) the number of Shares subject to any Option denominated in Shares shall always be a whole number.

SECTION 5. ELIGIBILITY

           In determining the Participants to whom Options shall be granted and the number of Shares to be covered by each Option, the Committee shall take into account the nature of the Person's duties, such Person's present and potential contributions to the success of the Company and such other factors as it shall deem relevant in connection with accomplishing the purposes of the Plan. A Key Employee who has been granted an Option or Options under the Plan may be granted an additional Option or Options, subject to such limitations as may be imposed by the Code on the grant of Incentive Stock Options. Notwithstanding anything herein to the contrary, Incentive Stock Options may be granted only to Key Employees of the Company or any Parent Corporation or Subsidiary Corporation.

SECTION 6. OPTIONS

           The Committee is hereby authorized to grant Options to Participants upon the following terms and the conditions (except to the extent otherwise provided in Section 7) and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

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           (a) Exercise Price. The exercise price per Share purchasable under
     Options shall be determined by the Committee at the time the Option is granted but generally shall not be less than the Fair Market Value of the Shares covered thereby at the time the Option is granted.

           (b) Option Term. The term of each Non-Qualified Stock Option shall be fixed by the Committee but generally shall not exceed ten (10) years from the date of grant.

           (c) Time and Method of Exercise. The Committee shall determine the time or times at which the right to exercise an Option may vest, and the method or methods by which, and the form or forms in which, payment of the option price with respect to exercises of such Option may be made or deemed to have been made (including, without limitation, (i) cash, Shares, outstanding Options or other consideration, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant option price and (ii) a broker-assisted cashless exercise program established by the Committee), provided in each case that such methods avoid "short-swing" profits to the Participant under Section 16(b) of the Securities Exchange Act of 1934, as amended. The payment of the exercise price of an Option may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.

           (d) Incentive Stock Options. All terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of
     Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder including that, (i)(A) in the case of a grant to a Participant that is not a Ten Percent Stockholder the purchase price per Share purchasable under Incentive Stock Options shall not be less than the Fair Market Value of a Share on the date of grant and (B) in the case of a grant to a Ten Percent Stockholder the purchase price per Share purchasable under Incentive Stock Options shall not be less than 110% of the Fair Market Value of a Share on the date of grant and (ii) the term of each Incentive Stock Option shall be fixed by the Committee but shall in no event be more than ten (10) years from the date of grant, or in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, five (5) years from the date of grant.

           (e) Limits on Transfer of Options. Subject to Code Section 422, no Option and no right under any such Option, shall be assignable, alienable, saleable or transferable by a Participant otherwise than by will or by the laws of descent and distribution, and such Option, and each right under any such Option, shall be exercisable during the Participant's lifetime, only by the Participant or, if permissible under applicable law (including Code Section 422, in the case of an Incentive Stock Option), by the Participant's guardian or legal representative. No Option and no right under any such Option, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Non-Qualified Stock Options be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Option upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Option Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

           (f) Tax Withholding. The Company or any Subsidiary is authorized to withhold from any Option granted any payment relating to an Option under the Plan, including from the exercise of an Option, amounts of withholding and other taxes due in connection with any transaction involving an Option, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Option. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

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

           (g) Loan Provisions. With the consent of the Committee, and subject at all times to laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee, or arrange for a loan or loans to a Participant with respect to the exercise of any Option, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with the exercise of any Option. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which the loan or loans may be forgiven.

SECTION 7. OPTIONS AWARDED TO INDEPENDENT DIRECTORS

           Each Independent Director who is a member of the Board on January 1 of a year during the term of the Plan shall automatically be granted a Non-Qualified Stock Option to purchase 5,000 Shares on January 1 of each year of service on the Board as an Independent Director. All Options granted pursuant to this Section 7 shall (a) be at an exercise price per Share equal to 100% of the Fair Market Value of a Share on the date of the grant; (b) have a term of ten (10) years; (c) terminate (i) three (3) months following termination of an Independent Director's service as a director of the Company for any reason other than for Cause (as defined by the Committee in its sole discretion) and (ii) immediately upon termination for Cause; and (d) be otherwise on the same terms and conditions as all other Options granted pursuant to the Plan.

SECTION 8. AMENDMENT AND TERMINATION

           Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Option Agreement or in the Plan:

           (a) Amendments to the Plan. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board, but no amendment without the approval of the stockholders of the Company shall be made if such amendment would be required under Sections 162(m) or 422 of the Code, Rule 16b-3 or any other law or rule of any governmental authority, stock exchange or other self-regulatory organization to which the Company may then be subject. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of such Option, alter or impair any rights or obligations under any Option theretofore granted.

           (b) Correction of Defects, Omissions, and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION 9. GENERAL PROVISIONS

           (a) No Rights to Awards. No Key Employee shall have any claim to be granted any Option under the Plan, and there is no obligation for uniformity of treatment of Key Employees or holders or beneficiaries of Options under the Plan. The terms and conditions of Options need not be the same with respect to each recipient.

           (b) No Right to Employment. The grant of an Option shall not be construed as giving a Participant the right to be retained in the employ of the Company. Further, the Company may at any time dismiss a Participant from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Option Agreement.

           (c) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law.

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

           (d) Severability. If any provision of the Plan or any Option is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or would disqualify the Plan or any Option under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, such provision shall be deemed void, stricken and the remainder of the Plan and any such Option shall remain in full force and effect.

           (e) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Option, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

           (f) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision hereof.


SECTION 10. EFFECTIVE DATE OF THE PLAN

           The Plan is effective as of November 1, 1998, subject to stockholder approval of the Plan prior to such date.

SECTION 11. TERM OF THE PLAN

           The Plan shall continue until the earlier of (i) the date on which all Options issuable hereunder have been issued, (ii) the termination of the Plan by the Board or (iii) August 6, 2008. However, unless otherwise expressly provided in the Plan or in an applicable Option Agreement, any Option theretofore granted may extend beyond such date and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Option or to waive any conditions or rights under any such Option, and the authority of the Board to amend the Plan, shall extend beyond such date.

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